SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 3, 2012

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                      Compensatory Arrangements of Certain Officers

  Effective on February 3, 2012, the Board of Directors of Citizens Community Bancorp, Inc. (the "Company") accepted the resignation of Timothy J. Cruciani as the Chief Operating Officer of the Company and its wholly owned subsidiary, Citzens Community Federal.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.
Date:  February 3, 2012
BY /s/ Edward H. Schaefer
     Edward H. Schaefer, Chief Executive Officer